UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET CORE BOND PORTFOLIO

FORM N-Q

MARCH 31, 2011

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 32.4%
FHLMC - 2.1%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/13-5/1/29	$383,906	$417,527
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-8/1/35	16,203,105	17,389,907
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	53,814	60,289
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	9/1/20-8/1/33	8,075,229	8,607,236
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/24-5/1/32	1,462,830	1,680,835
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	6/1/32	22,757	25,718
Federal Home Loan Mortgage Corp. (FHLMC)	2.775%	10/1/35	1,356,197	1,428,485	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.896%	8/1/37	6,846,142	7,276,406	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/13/41	10,100,000	9,489,263	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	4/13/41	800,000	785,500	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/12/41	2,200,000	2,340,593	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	32,539	5,952
Federal Home Loan Mortgage Corp. (FHLMC), PO	0.000%	7/15/22	6,326	5,956

Total FHLMC				49,513,667

FNMA - 20.6%
Federal National Mortgage Association (FNMA)	7.000%	5/1/11-2/1/33	5,312,845	6,116,545
Federal National Mortgage Association (FNMA)	8.000%	5/1/15	4,663	4,706
Federal National Mortgage Association (FNMA)	4.500%	7/1/18-3/1/38	5,551,076	5,744,282
Federal National Mortgage Association (FNMA)	4.000%	8/1/20-9/1/20	2,865,791	2,991,169
Federal National Mortgage Association (FNMA)	5.000%	8/1/20-1/1/21	28,524,509	30,533,844
Federal National Mortgage Association (FNMA)	7.500%	6/1/25-5/1/28	297,354	343,881
Federal National Mortgage Association (FNMA)	6.000%	1/1/26-12/1/39	54,106,245	59,083,097
Federal National Mortgage Association (FNMA)	6.500%	7/1/28-8/1/33	2,346,165	2,654,049
Federal National Mortgage Association (FNMA)	5.500%	11/1/33-11/1/35	39,188,796	42,182,250
Federal National Mortgage Association (FNMA)	3.038%	6/1/35	4,170,105	4,380,870	(a)
Federal National Mortgage Association (FNMA)	4.614%	7/1/35	1,684,780	1,758,418	(a)
Federal National Mortgage Association (FNMA)	2.844%	8/1/35	741,639	780,063	(a)
Federal National Mortgage Association (FNMA)	2.853%	9/1/35	1,177,015	1,237,600	(a)
Federal National Mortgage Association (FNMA)	2.926%	9/1/35	2,615,117	2,748,192	(a)
Federal National Mortgage Association (FNMA)	2.295%	10/1/35	6,309,429	6,471,851	(a)
Federal National Mortgage Association (FNMA)	2.747%	10/1/35	901,668	950,093	(a)
Federal National Mortgage Association (FNMA)	2.780%	10/1/35	815,167	858,900	(a)
Federal National Mortgage Association (FNMA)	2.785%	10/1/35	1,121,271	1,179,858	(a)
Federal National Mortgage Association (FNMA)	3.476%	10/1/35	1,020,296	1,074,987	(a)
Federal National Mortgage Association (FNMA)	2.274%	11/1/35	2,699,861	2,765,189	(a)
Federal National Mortgage Association (FNMA)	2.277%	11/1/35	2,559,852	2,621,758	(a)
Federal National Mortgage Association (FNMA)	2.278%	11/1/35	2,850,916	2,925,231	(a)
Federal National Mortgage Association (FNMA)	2.300%	11/1/35	2,419,554	2,481,668	(a)
Federal National Mortgage Association (FNMA)	2.308%	11/1/35	2,216,633	2,275,311	(a)
Federal National Mortgage Association (FNMA)	5.539%	2/1/37	14,983,525	15,863,880	(a)
Federal National Mortgage Association (FNMA)	3.500%	4/13/41	400,000	376,625	(b)
Federal National Mortgage Association (FNMA)	4.500%	4/13/41	32,500,000	33,073,820	(b)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41-5/12/41	123,900,000	129,460,449	(b)
Federal National Mortgage Association (FNMA)	5.500%	4/13/41-5/12/41	80,200,000	85,622,313	(b)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41	20,800,000	22,620,000	(b)
Federal National Mortgage Association (FNMA)	6.500%	4/13/41	18,900,000	21,182,761	(b)
Federal National Mortgage Association (FNMA), IO	9.500%	2/1/17	5,778	885
Federal National Mortgage Association (FNMA), IO	1,009.500%	2/25/20	4	80
Federal National Mortgage Association (FNMA), IO PAC	1,009.250%	8/25/21	213	4,909
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	36,515	34,742

Total FNMA				492,404,276

GNMA - 9.7%
Government National Mortgage Association (GNMA)	8.000%	10/15/16-7/15/17	66,094	73,876

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA)	7.500%	10/15/22-8/15/32	$124,323	$144,589
Government National Mortgage Association (GNMA)	7.000%	6/15/23-5/15/32	181,013	208,635
Government National Mortgage Association (GNMA)	6.500%	10/15/23-10/20/37	31,803,104	36,848,670
Government National Mortgage Association (GNMA)	6.000%	3/15/26-8/15/35	12,718,674	14,063,845
Government National Mortgage Association (GNMA)	5.500%	1/15/33	93,751	102,199
Government National Mortgage Association (GNMA)	4.500%	3/15/40	4,494,625	4,645,148
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	14,262,150	15,155,764
Government National Mortgage Association (GNMA)	4.000%	4/20/41	22,500,000	22,490,479	(b)
Government National Mortgage Association (GNMA)	4.500%	4/20/41-5/18/41	103,300,000	106,181,618	(b)
Government National Mortgage Association (GNMA)	5.000%	4/20/41	20,500,001	21,745,075	(b)
Government National Mortgage Association (GNMA)	5.500%	4/20/41	900,001	972,281	(b)
Government National Mortgage Association (GNMA)	6.000%	4/20/41	7,100,002	7,771,500	(b)

Total GNMA				230,403,679

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $755,700,966)				772,321,622

ASSET-BACKED SECURITIES - 1.7%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	1,530,000	1,632,395	(c)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	2,030,000	2,023,176	(c)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.530%	1/1/32	1,380,343	1,023,503	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.285%	7/25/32	1,956,151	1,586,914	(a)
Asset-Backed Funding Certificates, 2002-SB1 AII1	0.680%	12/25/30	942,945	887,534	(a)
Bayview Financial Acquisition Trust, 2005-B M1	0.712%	4/28/39	610,000	474,749	(a)
CDC Mortgage Capital Trust, 2002-HE1 A	0.870%	1/25/33	339,582	257,698	(a)
CIT Group Home Equity Loan Trust, 2002-1 AV	0.540%	3/25/33	127,835	122,803	(a)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.870%	9/25/33	467,213	402,328	(a)
E-Trade RV and Marine Trust, 2004-1 A3	3.620%	10/8/18	2,808	2,809
EFS Volunteer LLC, 2010-1 A2	1.160%	10/25/35	3,600,000	3,353,612	(a)(c)
Equity One ABS Inc., 2003-3 AF4	4.995%	12/25/33	4,068,582	4,014,503
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/27	213,207	21,337	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.260%	11/22/31	1,950,000	1,654,149	(a)(d)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	1,900,000	1,596,000	(a)(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	2,550,000	2,142,000	(a)(d)
GSAMP Trust, 2006-S4 A1	0.340%	5/25/36	1,456,787	165,877	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	4,060,000	4,433,067	(c)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.504%	5/1/34	3,200,000	3,101,952	(a)
Long Beach Mortgage Loan Trust, 2000-1 AV1	0.774%	1/21/31	129,790	97,670	(a)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.410%	10/25/36	2,990,669	1,144,825	(a)

Provident Bank Home Equity Loan Trust, 1999-3 A3	1.030%	1/25/31	498,348	239,806	(a)
RAAC Series, 2007-SP3 A1	1.450%	9/25/47	559,327	443,523	(a)
Residential Asset Mortgage Products Inc., 2003- RS2 AII	0.930%	3/25/33	117,615	85,043	(a)
Residential Asset Securities Corp., 2001-KS2 AII	0.710%	6/25/31	202,353	151,739	(a)
Residential Asset Securities Corp., 2001-KS3 AII	0.710%	9/25/31	81,989	65,317	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SACO I Trust, 2005-10 1A	0.510%	6/25/36	$2,215,264	$1,053,382	(a)
SACO I Trust, 2005-8 A1	0.821%	11/25/35	601,842	427,632	(a)
SLM Student Loan Trust, 2006-5 A5	0.413%	1/25/27	6,030,000	5,702,122	(a)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	2,021,006	1,973,934

TOTAL ASSET-BACKED SECURITIES (Cost - $43,369,865)				40,281,399

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.5%
American Home Mortgage Assets, 2006-4 1A12	0.472%	10/25/46	698,647	393,856	(a)
Banc of America Commercial Mortgage Inc., 2005- 5 A4	5.115%	10/10/45	10,000	10,732	(a)
Banc of America Commercial Mortgage Inc., 2006- 3 A4	5.889%	7/10/44	15,400,000	16,659,412	(a)
Banc of America Commercial Mortgage Inc., 2007- 5 A3	5.620%	2/10/51	3,710,000	3,914,578
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.388%	11/25/34	10,011,814	10,025,850	(a)
Bear Stearns Mortgage Funding Trust, 2007-AR5 1A1A	0.420%	11/25/36	6,240,230	3,756,101	(a)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.650%	5/25/35	1,268,629	1,205,295	(a)(c)
Commercial Mortgage Asset Trust, 1999-C1 A3	6.640%	1/17/32	92,437	92,555
Countrywide Alternative Loan Trust, 2005-17 1A1	0.522%	6/25/35	6,874,878	4,685,078	(a)
Countrywide Alternative Loan Trust, 2005-56 3A1	0.540%	11/25/35	636,694	358,258	(a)
Countrywide Alternative Loan Trust, 2006-0A2 A1	0.464%	5/20/46	1,036,039	577,283	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.540%	4/25/35	7,885,083	4,958,944	(a)
Countrywide Home Loans, 2005-09 2A1	0.470%	5/25/35	4,485,790	2,799,958	(a)
Countrywide Home Loans, 2005-R3 AF	0.650%	9/25/35	1,315,888	1,177,737	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.550%	5/25/35	7,798,149	5,066,052	(a)
Credit Suisse Mortgage Capital Certificates, 2006- C1 A4	5.441%	2/15/39	4,180,000	4,482,555	(a)
Credit Suisse Mortgage Capital Certificates, 2006- C5 A3	5.311%	12/15/39	13,000,000	13,649,830
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.700%	6/25/34	1,181,966	1,022,351	(a)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR6 2A1A	0.544%	10/19/45	2,631,418	1,863,299	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	9,898,259	9,577,380
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	13,300,000	12,889,670
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	18,351,303	1,385,905	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	22,809,739	2,300,882	(a)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	6,500,000	6,145,288
FFCA Secured Lending Corp., 1999-1A IO	0.860%	11/18/11	333,375	2,253	(a)(c)(e)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1	1.073%	1/25/20	18,408,436	1,225,168	(a)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.620%	2/25/37	3,283,258	2,008,428	(a)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	1,330,000	1,385,647

Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.547%	2/20/35	1,716,614	272,204	(a)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.047%	12/20/34	3,046,522	336,576	(a)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.047%	7/20/34	1,852,277	223,388	(a)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.547%	8/16/36	5,283,568	839,744	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA), 2008-60 SH	5.897%	7/16/38	$1,652,672	$208,553	(a)
Government National Mortgage Association (GNMA), 2009-10 ST	6.197%	3/16/34	1,869,022	205,073	(a)
Government National Mortgage Association (GNMA), 2009-106 PD	4.500%	4/20/38	3,000,000	3,021,179
Government National Mortgage Association (GNMA), 2009-35 SP, IO, PAC	6.147%	5/16/37	4,137,119	495,480	(a)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	5.997%	11/16/35	4,809,387	698,617	(a)
Government National Mortgage Association (GNMA), 2009-87 KI	6.047%	9/20/35	2,086,669	248,855	(a)
Government National Mortgage Association (GNMA), 2009-87 SI, IO	6.497%	2/20/35	2,381,042	311,503	(a)
Government National Mortgage Association (GNMA), 2009-87 TS, IO	5.847%	7/20/35	4,303,221	532,482	(a)
Government National Mortgage Association (GNMA), 2010-14 SA, IO	7.747%	12/20/32	2,238,747	290,194	(a)
Government National Mortgage Association (GNMA), 2010-14 SC, IO	4.539%	8/20/35	3,939,774	523,987	(a)
Government National Mortgage Association (GNMA), 2010-14 SH	5.747%	2/16/40	2,335,618	315,506	(a)
Government National Mortgage Association (GNMA), 2010-42 PC	5.000%	7/20/39	5,000,000	5,247,749
Government National Mortgage Association (GNMA), 2010-47 VS, IO	5.997%	11/16/37	3,413,215	427,633	(a)
Government National Mortgage Association (GNMA), 2010-47 XN	6.297%	4/16/34	3,596,595	329,724	(a)
Government National Mortgage Association (GNMA), 2010-59 LB	4.500%	10/20/39	2,900,000	2,915,570
Government National Mortgage Association (GNMA), 2010-59 PB	4.500%	7/20/39	6,700,000	6,865,797
Government National Mortgage Association (GNMA), 2010-86 PB	4.500%	10/20/39	17,505,000	17,593,045
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.247%	7/16/40	6,371,807	982,302	(a)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.660%	12/20/60	4,409,885	4,383,425	(a)
Government National Mortgage Association (GNMA), 2011-40 SA	5.870%	2/16/36	8,300,000	1,242,962	(a)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.740%	3/20/61	4,200,000	4,194,750	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.781%	3/20/61	2,800,000	2,800,000	(a)(d)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.470%	6/25/45	5,160,846	3,434,274	(a)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.510%	10/25/45	996,197	651,255	(a)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.890%	7/10/38	5,000,000	5,469,981	(a)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	1,800,000	1,903,867
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	10,069,981	10,459,152
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.600%	3/25/35	11,633,307	9,997,582	(a)(c)
GSR Mortgage Loan Trust, 2005-4F 1A1	4.500%	4/25/20	3,000,598	3,062,530
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.594%	6/20/35	755,447	629,958	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.250%	11/25/47	28,699,505	21,158,768	(a)

Impac Secured Assets Corp., 2006-2 2A1	0.600%	8/25/36	2,228,359	1,972,144	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	4,530,000	4,879,408	(a)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, STRIPS	1.022%	3/15/36	10,034,200	10,934	(a)(c)(e)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	$11,892,563	$12,330,476
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	9,730,000	10,387,143
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	1,000,000	1,064,353	(a)
Luminent Mortgage Trust, 2007-2 2A1	0.480%	5/25/37	259,322	153,367	(a)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.589%	12/25/34	125,292	96,728	(a)
MASTR Adjustable Rate Mortgages Trust, 2007-3 22A2	0.460%	6/25/47	24,211,283	17,458,248	(a)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	782,628	788,129	(c)
Medallion Trust, 2003-1G A	0.499%	12/21/33	888,821	863,934	(a)(d)
Merrill Lynch Mortgage Investors Inc., 1998-C1 A3	6.720%	11/15/26	1,895,698	2,067,824	(a)
Merrill Lynch Mortgage Investors Inc., 2005-A3 A1	0.520%	4/25/35	509,147	376,633	(a)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	2.885%	3/25/36	1,446,424	934,524	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	150,000	155,414
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	250,000	268,454	(a)
MLCC Mortgage Investors Inc., 2003-B A1	0.590%	4/25/28	1,536,226	1,467,565	(a)
MLCC Mortgage Investors Inc., 2006-1 1A	1.970%	2/25/36	442,832	371,355	(a)
Morgan Stanley Capital I, 2006-IQ11 A4	5.726%	10/15/42	260,000	284,847	(a)
Morgan Stanley Capital I, 2007-IQ15 A4	5.877%	6/11/49	1,000,000	1,065,271	(a)
Morgan Stanley Mortgage Loan Trust, 2005-3AR 2A2	2.644%	7/25/35	2,522,846	1,902,932	(a)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	350,000	340,746
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	3,658,573	3,598,917
Prime Mortgage Trust, 2006-DR1 1A1	5.500%	5/25/35	15,155,243	14,872,143	(c)
Prime Mortgage Trust, 2006-DR1 1A2	6.000%	5/25/35	6,452,039	6,448,278	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	35,217,478	32,433,536	(c)
Residential Asset Mortgage Products Inc., 2005- SL2 A4	7.500%	2/25/32	2,466,629	2,541,822
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	18,141,224	18,837,738
Structured ARM Loan Trust, 2005-19XS 1A1	0.570%	10/25/35	1,059,694	737,778	(a)
Structured Asset Securities Corp., 2003-29 1A1	4.750%	9/25/18	11,012,915	11,253,481
Structured Mortgage Asset Residential Trust, 1991- 8 E	0.015%	1/25/23	196,000	83	(a)(e)
Wachovia Bank Commercial Mortgage Trust, 2005- C20 A7	5.118%	7/15/42	2,240,000	2,406,709	(a)
WaMu Mortgage Pass-Through Certificates, 2003- S7 A1	4.500%	8/25/18	1,749,045	1,791,980
Washington Mutual Inc. Pass-Through Certificates, 2005-AR1 A2A1	0.590%	1/25/45	732,527	601,941	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.520%	12/25/45	13,156,858	11,056,445	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.791%	4/25/36	2,200,000	1,729,970	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $423,418,084)				393,445,260

CORPORATE BONDS & NOTES - 30.0%
CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.0%

Motors Liquidation Co.	9.450%	11/1/11	160,000	44,400	(f)
Motors Liquidation Co.	8.100%	6/15/24	23,000	6,498	(f)
Motors Liquidation Co., Debentures	9.400%	7/15/21	43,000	11,825	(f)
Motors Liquidation Co., step bond	0.000%	3/15/36	567,000	89,302	(f)

Total Automobiles				152,025

Hotels, Restaurants & Leisure - 0.2%
Marriott International Inc.	5.810%	11/10/15	4,400,000	4,775,681

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Media - 1.5%
CBS Corp.	7.625%	1/15/16	$2,750,000	$3,162,629
Comcast Corp., Notes	6.500%	1/15/15	800,000	905,338
Comcast Corp., Notes	6.450%	3/15/37	345,000	353,428
Comcast Corp., Senior Notes	6.300%	11/15/17	3,120,000	3,523,248
Comcast Corp., Senior Notes	6.500%	1/15/17	1,500,000	1,708,133
Comcast Corp., Senior Notes	5.650%	6/15/35	3,330,000	3,130,213
Comcast Corp., Senior Notes	6.950%	8/15/37	290,000	315,718
Comcast Corp., Senior Notes	6.400%	3/1/40	1,340,000	1,372,440
News America Inc., Senior Notes	6.650%	11/15/37	700,000	734,157
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	4,040,000	5,119,617
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	5,590,000	6,145,981
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	760,000	947,518
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,940,000	2,363,364
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	1,420,000	1,484,712
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	3,720,000	3,495,494

Total Media				34,761,990

Multiline Retail - 0.2%
Target Corp.	4.000%	6/15/13	4,445,000	4,725,293

Specialty Retail - 0.6%
Autozone Inc.	6.950%	6/15/16	5,620,000	6,423,654
Home Depot Inc.	5.250%	12/16/13	2,740,000	2,990,247
Home Depot Inc.	5.400%	3/1/16	4,250,000	4,699,693

Total Specialty Retail				14,113,594

TOTAL CONSUMER DISCRETIONARY				58,528,583

CONSUMER STAPLES - 1.7%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	4,720,000	5,065,985
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,960,000	2,049,786
Diageo Finance BV	3.250%	1/15/15	4,310,000	4,423,237

Total Beverages				11,539,008

Food & Staples Retailing - 0.6%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	2,739,138	2,910,333	(c)
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	10,538,592	10,851,694

Total Food & Staples Retailing				13,762,027

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	6,610,000	6,978,481

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	3,180,000	4,150,129
Reynolds American Inc., Senior Notes	7.250%	6/1/12	3,915,000	4,176,964

Total Tobacco				8,327,093

TOTAL CONSUMER STAPLES				40,606,609

ENERGY - 3.2%
Energy Equipment & Services - 0.1%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	2,950,000	2,797,694

Oil, Gas & Consumable Fuels - 3.1%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	11,013,000	11,975,371
Apache Corp., Senior Notes	5.100%	9/1/40	3,750,000	3,486,060
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	6,060,000	6,093,881
Conoco Funding Co.	7.250%	10/15/31	350,000	428,245
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	2,350,000	2,805,797
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	3,350,000	4,103,197
Gazprom, Loan Participation Notes	6.212%	11/22/16	850,000	928,200	(c)
Hess Corp., Notes	7.875%	10/1/29	1,760,000	2,173,149
Hess Corp., Notes	7.300%	8/15/31	1,915,000	2,245,265
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	2,800,000	2,957,909
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	3,180,000	3,438,070
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	13,199,000	13,240,089
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	2,720,000	3,014,144

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	$2,428,000	$2,504,807
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	2,800,000	2,808,450
Shell International Finance BV, Senior Notes	4.375%	3/25/20	3,670,000	3,788,515
Williams Cos. Inc., Debentures	7.500%	1/15/31	4,178,000	4,887,830
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	1,499,000	1,940,010

Total Oil, Gas & Consumable Fuels				72,818,989

TOTAL ENERGY				75,616,683

FINANCIALS - 14.9%
Capital Markets - 2.5%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	670,000	577,875	(a)(g)
Goldman Sachs Group Inc.	5.625%	1/15/17	8,585,000	9,046,959
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	200,000	207,794
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	1,110,000	1,144,699
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	1,760,000	1,870,600
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	540,000	572,228
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	1,600,000	1,718,149
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	10,590,000	10,752,398
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	5,440,000	5,417,468
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,960,000	828,800	(c)(e)(f)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	20,280,000	5,678,400	(c)(e)(f)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	30,520,000	0	(c)(d)(e)(f)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	1,300,000	130	(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	29,990,000	2,999	(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	11,920,000	1,192	(f)
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	3,010,000	2,854,735
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	3,490,000	3,263,949	(a)
Morgan Stanley, Senior Notes	5.500%	7/24/20	2,270,000	2,268,404
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	2,650,000	2,761,342
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	3,940,000	4,060,012
UBS AG, Senior Notes	2.250%	1/28/14	2,810,000	2,815,277
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,370,000	3,453,964
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	1,210,000	1,220,031

Total Capital Markets				60,517,405

Commercial Banks - 4.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	400,000	308,000	(a)(g)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	2,350,000	2,435,564	(c)
Bank One Corp., Subordinated Notes	5.900%	11/15/11	950,000	980,472
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,750,000	4,948,897	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	3,850,000	3,996,851	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	1,290,000	1,332,107	(c)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	2,270,000	2,270,804	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	8,670,000	9,276,900	(a)(c)(g)
Glitnir Banki HF, Notes	6.330%	7/28/11	6,080,000	1,854,400	(c)(e)(f)
Glitnir Banki HF, Notes	6.375%	9/25/12	8,920,000	2,720,600	(c)(e)(f)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	1,600,000	0	(c)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	11,830,000	0	(c)(d)(e)(f)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	3,105,000	2,837,194	(a)(c)(g)
HBOS Treasury Services PLC	5.250%	2/21/17	2,500,000	2,567,982	(c)

HSBC Capital Funding LP, Subordinated Notes	4.610%	6/27/13	1,410,000	1,365,024	(a)(c)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	600,000	579,868	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	17,170,000	1,373,600	(c)(e)(f)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	800,000	800,789	(c)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	3,650,000	3,803,650
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	6,053,000	7,884,032	(a)(c)(g)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	11,810,000	11,771,334	(a)(c)(g)

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	$3,300,000	$2,623,500	(a)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	7,370,000	7,587,378
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	800,000	831,499
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	3,850,000	3,852,914
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	5,800,000	5,608,890	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	4,610,000	4,589,495	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	197,883	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/19/11	4,610,000	4,229,675	(a)(g)
Wachovia Corp., Senior Notes	5.750%	6/15/17	9,600,000	10,635,398
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	2,120,000	2,132,529
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	1,640,000	1,614,828

Total Commercial Banks				107,012,057

Consumer Finance - 0.9%
American Express Co., Subordinated Debentures	6.800%	9/1/66	860,000	877,200	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	2,740,000	2,955,633
Capital One Financial Corp.	6.150%	9/1/16	2,770,000	3,033,319
HSBC Finance Corp.	7.000%	5/15/12	550,000	584,968
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	2,810,000	2,916,738	(c)
HSBC Finance Corp., Subordinated Notes	6.375%	11/27/12	440,000	473,509
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	11,125,000	9,511,296
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	1,180,000	1,078,225

Total Consumer Finance				21,430,888

Diversified Financial Services - 5.3%
Air 2 US, Notes	8.027%	10/1/19	6,027,335	6,087,608	(c)
Citigroup Inc., Senior Notes	6.000%	12/13/13	8,800,000	9,568,469
Citigroup Inc., Senior Notes	6.375%	8/12/14	2,170,000	2,398,800
Citigroup Inc., Senior Notes	5.500%	10/15/14	860,000	927,596
Citigroup Inc., Senior Notes	6.010%	1/15/15	6,760,000	7,387,429
Citigroup Inc., Senior Notes	5.875%	5/29/37	9,500,000	9,269,977
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	2,000,000	1,907,190
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	21,370,000	21,874,845
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	4,520,000	4,392,536
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	4,960,000	4,884,717
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	600,000	669,596
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	15,440,000	15,864,600	(a)
ILFC E-Capital Trust I	5.970%	12/21/65	10,600,000	8,821,426	(a)(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	4,160,000	3,494,400	(a)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	1,260,000	1,345,050	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	4,530,000	4,847,100	(c)
JP Morgan and Co. Inc.	4.854%	2/15/12	2,000,000	2,043,400	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	1,980,000	1,892,310
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	3,770,000	4,030,401
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,355,000	3,650,914
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	981,000	982,450	(a)(g)
Patrons’ Legacy	5.775%	12/23/63	5,800,000	5,457,220	(c)(d)
PHH Corp.	7.125%	3/1/13	3,410,000	3,533,613
TNK-BP Finance SA, Senior Notes	6.625%	3/20/17	1,360,000	1,455,200	(c)

Total Diversified Financial Services				126,786,847

Insurance - 0.8%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	8,390,000	7,676,850
American International Group Inc., Senior Notes	3.750%	11/30/13	1,600,000	1,625,584	(c)
ASIF Global Financing XIX	4.900%	1/17/13	1,210,000	1,264,450	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	5,560,000	5,354,836
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	2,710,000	3,055,598	(c)

Total Insurance				18,977,318

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Real Estate Investment Trusts (REITs) - 0.2%
Health Care Property Investors Inc.	6.450%	6/25/12	$3,550,000	$3,750,536

Thrifts & Mortgage Finance - 0.7%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	15,900,000	16,974,649

TOTAL FINANCIALS				355,449,700

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	2,500,000	2,561,148

Health Care Providers & Services - 0.6%
AmerisourceBergen Corp.	5.625%	9/15/12	3,520,000	3,723,442
AmerisourceBergen Corp.	5.875%	9/15/15	3,050,000	3,400,161
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	1,580,000	1,504,151
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	600,000	596,064
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	1,750,000	1,706,073
WellPoint Inc., Notes	5.875%	6/15/17	900,000	1,009,502
WellPoint Inc., Notes	7.000%	2/15/19	2,780,000	3,295,126

Total Health Care Providers & Services				15,234,519

Pharmaceuticals - 0.3%
Pfizer Inc., Senior Notes	7.200%	3/15/39	2,310,000	2,859,419
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,580,000	1,790,884	(c)
Wyeth, Notes	5.950%	4/1/37	2,050,000	2,191,559

Total Pharmaceuticals				6,841,862

TOTAL HEALTH CARE				24,637,529

INDUSTRIALS - 2.8%
Aerospace & Defense - 0.6%
Boeing Co., Senior Notes	4.875%	2/15/20	5,060,000	5,406,843
Raytheon Co., Senior Notes	3.125%	10/15/20	1,250,000	1,145,366
Systems 2001 Asset Trust	6.664%	9/15/13	7,217,605	7,704,793	(c)

Total Aerospace & Defense				14,257,002

Air Freight & Logistics - 0.1%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	4,150,000	3,845,361

Airlines - 1.5%
Continental Airlines Inc.	6.820%	5/1/18	548,237	581,131
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	2,110,307	2,242,201
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	2,285,397	2,422,521
Continental Airlines Inc., Pass-Through Certificates	6.703%	12/15/22	2,543,310	2,657,759
Delta Air Lines Inc., Pass-Through Certificates	7.111%	3/18/13	13,450,000	13,853,500
Northwest Airlines Corp., Pass-Through Certificates	7.575%	9/1/20	4,053,700	4,271,587	(d)
Southwest Airlines Co., Notes	5.125%	3/1/17	2,640,000	2,738,535
US Airways Pass-Through Trust	6.850%	1/30/18	6,896,867	6,878,176	(d)

Total Airlines				35,645,410

Building Products - 0.3%
Masco Corp.	7.125%	8/15/13	3,320,000	3,562,334
Masco Corp.	6.125%	10/3/16	4,120,000	4,225,752

Total Building Products				7,788,086

Commercial Services & Supplies - 0.3%
Waste Management Inc.	5.000%	3/15/14	3,440,000	3,711,237
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,530,000	2,742,517

Total Commercial Services & Supplies				6,453,754

TOTAL INDUSTRIALS				67,989,613

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.2%
Motorola Inc.	8.000%	11/1/11	5,600,000	5,817,913

MATERIALS - 0.7%
Chemicals - 0.0%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	680,000	705,086

Metals & Mining - 0.7%
Corporacion Nacional del Cobre, Senior Notes	4.750%	10/15/14	1,750,000	1,867,805	(c)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	7,510,000	7,000,815

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Vale Overseas Ltd., Notes	8.250%	1/17/34	$775,000	$943,645
Vale Overseas Ltd., Notes	6.875%	11/21/36	5,199,000	5,536,212

Total Metals & Mining				15,348,477

TOTAL MATERIALS				16,053,563

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.8%
AT&T Inc.	6.300%	1/15/38	1,350,000	1,360,666
AT&T Inc., Global Notes	6.550%	2/15/39	2,410,000	2,511,794
BellSouth Corp.	5.200%	9/15/14	4,270,000	4,668,707
CenturyTel Inc.	6.000%	4/1/17	4,120,000	4,400,947
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	4,640,000	5,194,902
SBC Communications Inc., Notes	5.100%	9/15/14	4,960,000	5,424,033
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,430,000	1,422,790
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	4,428,000	4,962,796
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	5,270,000	6,742,680
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	2,760,000	2,748,184
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	2,630,000	2,619,817
Verizon Global Funding Corp., Notes	7.375%	9/1/12	5,000	5,440

Total Diversified Telecommunication Services				42,062,756

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,710,000	2,984,805
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	1,950,000	2,010,635
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	45,000	47,869

Total Wireless Telecommunication Services				5,043,309

TOTAL TELECOMMUNICATION SERVICES				47,106,065

UTILITIES - 1.0%
Electric Utilities - 0.6%
Exelon Corp., Bonds	5.625%	6/15/35	155,000	144,477
FirstEnergy Corp., Notes	6.450%	11/15/11	13,000	13,389
FirstEnergy Corp., Notes	7.375%	11/15/31	7,140,000	7,734,084
Hydro-Quebec, Global Debentures	6.300%	5/11/11	570,000	573,495
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	5,650,000	5,711,862

Total Electric Utilities				14,177,307

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	5,390,000	6,577,164

Multi-Utilities - 0.1%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,050,000	2,178,980

TOTAL UTILITIES				22,933,451

TOTAL CORPORATE BONDS & NOTES (Cost - $806,063,201)				714,739,709

MUNICIPAL BONDS - 1.9%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	260,000	255,130

California - 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	3,760,000	3,963,980
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	370,000	338,668
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	370,000	354,778
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	240,000	221,683
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	480,000	455,496
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	1,740,000	1,801,300
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	450,000	421,439

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	$950,000	$921,016

Total California				8,478,360

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	340,000	331,439
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	2,290,000	2,175,500
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,260,000	1,184,576

Total Georgia				3,691,515

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	2,190,000	2,185,817
Illinois State, GO	5.877%	3/1/19	2,270,000	2,267,163

Total Illinois				4,452,980

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	2,010,000	1,919,409
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	330,000	312,995
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	560,000	555,492
Port Authority of New York & New Jersey	5.000%	1/15/41	1,490,000	1,431,920
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	660,000	643,843

Total New York				4,863,659

Pennsylvania - 0.8%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.754%	5/1/46	13,700,000	12,227,250	(a)(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.727%	5/1/46	6,925,000	6,128,625	(a)(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	16.783%	6/1/47	400,000	359,000	(a)(d)

Total Pennsylvania				18,714,875

Texas - 0.2%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.752%	6/25/42	3,000,000	2,595,000	(a)
North Texas Higher Education Authority Inc., Student Loan Revenue	1.203%	7/1/30	2,025,000	1,936,690	(a)

Total Texas				4,531,690

TOTAL MUNICIPAL BONDS (Cost - $44,742,132)				44,988,209

SOVEREIGN BONDS - 0.7%
Mexico - 0.0%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000	176,480
United Mexican States, Medium-Term Notes	7.500%	4/8/33	302,000	369,799

Total Mexico				546,279

Russia - 0.7%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	2,430,000	2,545,425	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	12,342,685	14,387,003	(c)

Total Russia				16,932,428

TOTAL SOVEREIGN BONDS (Cost - $15,906,875)				17,478,707

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.9%
U.S. Government Agencies - 3.4%
Federal Home Loan Mortgage Corp. (FHLMC)	5.625%	11/23/35	12,290,000	12,671,875
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	3,315,000	4,185,532

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	$27,330,000	$18,567,319
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	3,135,000	3,512,203
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	2,610,000	2,760,681
Financing Corp. (FICO) Strip	0.000%	4/5/19	1,150,000	862,664
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	5,910,000	4,537,627
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	1,670,000	1,330,967
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	6,280,000	4,940,501
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	10,100,000	7,854,447
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	4,920,000	3,706,152
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	820,000	609,523
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	5,060,000	4,000,446
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	5,990,000	4,658,231
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	310,000	226,486
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	2,450,000	3,196,838
Tennessee Valley Authority, Notes	5.250%	9/15/39	3,550,000	3,723,212
U.S. Treasury Notes	1.250%	3/15/14	610,000	609,811

Total U.S. Government Agencies				81,954,515

U.S. Government Obligations - 4.5%
U.S. Treasury Bonds	4.750%	2/15/41	12,560,000	13,054,550
U.S. Treasury Notes	1.250%	2/15/14	2,570,000	2,571,606
U.S. Treasury Notes	2.000%	1/31/16	3,060,000	3,037,766
U.S. Treasury Notes	2.125%	2/29/16	36,650,000	36,535,469
U.S. Treasury Notes	2.250%	3/31/16	24,680,000	24,708,876
U.S. Treasury Notes	2.375%	7/31/17	7,170,000	7,026,600
U.S. Treasury Notes	2.750%	2/28/18	15,580,000	15,461,935
U.S. Treasury Notes	2.750%	2/15/19	4,103,000	4,009,078

Total U.S. Government Obligations				106,405,880

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $181,883,992)				188,360,395

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	30,219,523	33,923,772	(h)(j)
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	15,387,239	16,423,477
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	32,515,591	36,206,631
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	5,821,671	6,151,417

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $81,857,025)				92,705,297

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Motors Liquidation Co., Senior Debentures, Series A	4.500%		1,606	10,921	*
Motors Liquidation Co., Senior Debentures, Series B	5.250%		572,370	4,149,682	*

TOTAL CONSUMER DISCRETIONARY				4,160,603

FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%

Federal National Mortgage Association (FNMA)	5.375%		44	253,000	*

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $9,306,012)				4,413,603

PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Motors Liquidation Co.	1.500%		27,922	201,039	*

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE		SHARES	VALUE
FINANCIALS - 0.1%
Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		844,875	$1,436,287	*(a)
Federal National Mortgage Association (FNMA)	7.000%		26,600	75,810	*(a)
Federal National Mortgage Association (FNMA)	8.250%		578,475	983,408	*(a)

TOTAL FINANCIALS				2,495,505

TOTAL PREFERRED STOCKS (Cost - $37,106,376)				2,696,544

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.1%
Interest rate swaption with Banc of America Securities LLC, Call @ 3.50%		11/3/17	13,800,000	367,541
Interest rate swaption with Banc of America Securities LLC, Put @ 6.00%		11/3/17	69,100,000	3,150,204
U.S. Treasury 10-Year Notes Futures, Call @ $121.50		5/20/11	165	59,297

TOTAL PURCHASED OPTIONS (Cost - $3,221,419)				3,577,042

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,402,575,947)				2,275,007,787

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 22.9%
U.S. Government Agencies - 14.1%
Federal Home Loan Bank (FHLB), Discount Notes	0.150%	5/9/11	$3,010,000	3,009,524	(i)
Federal Home Loan Bank (FHLB), Discount Notes	0.125%	6/17/11	25,000,000	24,995,200	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	4/19/11	30,000,000	29,996,550	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170 - 0.180%	5/9/11	3,255,000	3,254,410	(h)(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/9/11	90,000,000	89,957,790	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	5/9/11	677,000	676,857	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.160 - 0.185%	5/16/11	9,582,000	9,579,802	(h)(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.090 - 0.100%	5/23/11	70,000,000	69,990,394	(i)(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	6/2/11	50,000,000	49,992,250	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.120%	7/5/11	54,700,000	54,684,137	(i)

Total U.S. Government Agencies (Cost - $336,126,170)				336,136,914

U.S. Government Obligations - 2.7%
U.S. Treasury Bills	0.118%	4/21/11	19,300,000	19,298,740	(i)
U.S. Treasury Bills	0.202%	6/2/11	2,000,000	1,999,758	(h)(i)
U.S. Treasury Bills	0.155%	6/9/11	10,900,000	10,898,539	(i)

U.S. Treasury Bills	0.180%	6/23/11	32,100,000	32,093,548	(i)

Total U.S. Government Obligations (Cost - $64,281,484)				64,290,585

Repurchase Agreements - 6.1%
Goldman Sachs & Co. repurchase agreement dated 3/31/11; Proceeds at maturity - $145,924,405; (Fully collateralized by U.S. government agency obligations, 0.274% due 8/22/13; Market value - $148,905,000) (Cost - $145,924,000)	0.100%	4/1/11	145,924,000	145,924,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $546,331,654)				546,351,499

TOTAL INVESTMENTS - 118.3% (Cost - $2,948,907,601#)				2,821,359,286

See Notes to Schedule of Investments.

WESTERN ASSET CORE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

Liabilities in Excess of Other Assets - (18.3)%	(437,126,842)

TOTAL NET ASSETS - 100.0%	$2,384,232,444

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Securities are in default as of March 31, 2011.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held by the custodian as collateral for open swap contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	215	$114,219
Eurodollar Futures, Put	3/19/12	99.25	215	170,656
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	115.50	238	55,781
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	119.00	23	29,110

		STRIKE RATE	NOTIONAL PAR
Interest rate swaption with Banc of America Securities LLC, Put	11/2/17	9.50%	55,300,000	704,189
Interest rate swaption with Banc of America Securities LLC, Put	11/3/17	7.25	55,300,000	1,485,533
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	31,920,000	2,081,896
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	31,920,000	1,549,388
Interest rate swaption with Greenwich Capital Markets Inc., Call	10/2/13	4.97	57,220,000	4,021,465
Interest rate swaption with Greenwich Capital Markets Inc., Put	10/2/13	4.97	57,220,000	2,579,756
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86	25,300,000	1,650,125
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	25,300,000	1,227,998

TOTAL WRITTEN OPTIONS (Premiums received - $16,343,022)				$15,670,116

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$772,321,622	—	$772,321,622
Asset-backed securities	—	33,865,747	$6,415,652	40,281,399
Collateralized mortgage obligations	—	389,781,326	3,663,934	393,445,260
Corporate bonds & notes	—	702,404,313	12,335,396	714,739,709
Municipal bonds	—	26,632,334	18,355,875	44,988,209
Sovereign bonds	—	17,478,707	—	17,478,707
U.S. government & agency obligations	—	188,360,395	—	188,360,395
U.S. treasury inflation protected securities	—	92,705,297	—	92,705,297

Notes to Schedule of Investments (unaudited) (continued)

Convertible preferred stocks	—	4,413,603	—	4,413,603
Preferred stocks	$2,495,505	201,039	—	2,696,544
Purchased options	59,297	3,517,745	—	3,577,042

Total long-term investments	$2,554,802	$2,231,682,128	$40,770,857	$2,275,007,787

Short-term investments†	—	546,351,499	—	546,351,499

Total investments	$2,554,802	$2,778,033,627	$40,770,857	$2,821,359,286

Other financial instruments:
Futures contracts	$3,267,854	—	—	$3,267,854
Interest rate swaps‡	—	$155,553	—	155,553
Credit default swaps on corporate issues - sell protection‡	—	2,065,807	—	2,065,807
Credit default swaps on corporate issues - buy protection‡	—	1,290,426		1,290,426
Credit default swaps on credit indices - sell protection‡	—	2,550,371	—	2,550,371
Credit default swaps on credit indices - buy protection‡	—	7,237,831	—	7,237,831
Total return swaps	—	120,246	—	120,246

Total other financial instruments	$3,267,854	$13,420,234	—	$16,688,088

Total	$5,822,656	$2,791,453,861	$40,770,857	$2,838,047,374

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$369,766	$15,300,350	—	$15,670,116
Futures contracts	1,038,848	—	—	1,038,848
Interest rate swaps‡	—	11,831,949	—	11,831,949
Credit default swaps on corporate issues - buy protection‡	—	106,238	—	106,238
Credit default swaps on credit indices - sell protection‡	—	1,006,322	—	1,006,322
Total return swaps	—	36,779	—	36,779

Total	$1,408,614	$28,281,638	—	$29,690,252

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES	MUNICIPAL BONDS	TOTAL
Balance as of December 31, 2010	—	—	$5,596,420	—	$5,596,420
Accrued premiums/discounts	$3,992	—	(4)	—	3,988
Realized gain(loss)(1)	3,783	—	—	—	3,783
Change in unrealized appreciation (depreciation)(2)	2,419	—	(139,196)	—	(136,777)
Net purchases (sales)	5,381,955	$2,800,000	—	—	8,181,955
Transfers into Level 3	1,023,503	863,934	6,878,176	$18,355,875	27,121,488
Transfers out of Level 3	—	—	—	—	—

Notes to Schedule of Investments (unaudited) (continued)

Balance as of March 31, 2011	$6,415,652	$3,663,934	$12,335,396	$18,355,875	$40,770,857

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	$2,419	—	$(139,196)	—	$(136,777)

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss.

Notes to Schedule of Investments (unaudited) (continued)

When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Futures Contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential

Notes to Schedule of Investments (unaudited) (continued)

payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Swaptions. The Fund writes swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

Notes to Schedule of Investments (unaudited) (continued)

(k) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Fund held credit default swaps, written options, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $28,651,404. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $188,729,729, which could be used to reduce the required payment.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$88,748,034
Gross unrealized depreciation	(216,296,349)

Net unrealized depreciation	$(127,548,315)

At March 31, 2011, the Fund had the following open futures contracts:

Notes to Schedule of Investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-day Eurodollar	403	3/13	$98,722,885	$98,488,163	$(234,722)
U.S. Treasury 2-Year Notes	184	6/11	40,117,551	40,135,000	17,449
U.S. Treasury 10-Year Notes	1,424	6/11	169,855,425	169,500,500	(354,925)
U.S. Treasury Ultra Long-Term Bonds	1,010	6/11	121,547,720	124,798,125	3,250,405

					$2,678,207

Contracts to Sell:
90-day Eurodollar	403	3/12	99,781,115	99,888,587	(107,472)
U.S. Treasury 5-Year Notes	498	6/11	58,062,241	58,160,952	(98,711)
U.S. Treasury 30-Year Bonds	371	6/11	44,346,544	44,589,562	(243,018)
					$(449,201)

Net unrealized gain on open futures contracts					$2,229,006

During the period ended March 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding December 31, 2010	339,481,740	$16,826,428
Options written	2,050	1,402,760
Options closed	(757)	(422,040)
Options exercised	(1,271)	(1,064,794)
Options expired	(1,071)	(399,332)

Written options, outstanding March 31, 2011	339,480,691	$16,343,022

At March 31, 2011, the Fund held TBA securities with a total cost of $462,945,482.

At March 31, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Banc of America Securities LLC	$4,700,000	3/1/13	5.104% semi- annually	3-month LIBOR	—	$(375,579)
Banc of America Securities LLC	2,740,000	12/16/13	5.381% semi- annually	3-month LIBOR	—	(293,940)
Banc of America Securities LLC	4,400,000	11/10/15	4.864% semi- annually	3-month LIBOR	—	(505,929)
Banc of America Securities LLC	2,750,000	1/15/16	5.451% semi- annually	3-month LIBOR	—	(392,565)
Banc of America Securities LLC	4,120,000	10/3/16	5.425% semi- annually	3-month LIBOR	—	(605,838)
Banc of America Securities LLC	91,600,000	2/15/25	4.295% semi- annually	3-month LIBOR	—	(3,665,891)
Barclays Capital Inc.	5,600,000	11/1/11	5.439% semi- annually	3-month LIBOR	—	(165,510)
Barclays Capital Inc.	3,550,000	6/25/12	5.060% semi- annually	3-month LIBOR	—	(197,308)
Barclays Capital Inc.	3,520,000	9/15/12	5.189% semi- annually	3-month LIBOR	—	(232,618)
Barclays Capital Inc.	16,960,000	11/20/19	3.900% semi- annually	3-month LIBOR	—	(715,243)
Credit Suisse First Boston Inc.	3,020,000	8/15/13	5.023% semi- annually	3-month LIBOR	—	(272,781)
Credit Suisse First Boston Inc.	3,290,000	3/15/14	5.131% semi- annually	3-month LIBOR	—	(348,271)
Credit Suisse First Boston Inc.	3,050,000	9/15/15	5.160% semi- annually	3-month LIBOR	—	(387,199)

Notes to Schedule of Investments (unaudited) (continued)

Credit Suisse First Boston Inc.	2,420,000	3/1/17	5.335% semi- annually	3-month LIBOR	—	(349,653)
Deutsche Bank AG	5,620,000	6/15/16	5.183% semi- annually	3-month LIBOR	—	(747,561)
Deutsche Bank AG	4,120,000	4/1/17	5.435% semi- annually	3-month LIBOR	—	(620,022)
JP Morgan Chase & Co.	4,270,000	9/15/14	5.000% semi- annually	3-month LIBOR	—	(468,877)
JP Morgan Chase & Co.	24,000,000	3/17/20	3.600% semi- annually	3-month LIBOR	$31,406	(408,119)
Morgan Stanley & Co. Inc.	2,750,000	3/15/12	4.763% semi- annually	3-month LIBOR	—	(113,281)
Morgan Stanley & Co. Inc.	3,400,000	4/30/16	5.189% semi- annually	3-month LIBOR	—	(451,562)
Morgan Stanley & Co. Inc.	28,710,000	9/16/19	3.250% semi- annually	3-month LIBOR	(328,985)	484,538
RBS Greenwich	4,250,000	3/1/16	5.120% semi- annually	3-month LIBOR	—	(545,608)

Total	$228,840,000				$(297,579)	$(11,378,817)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	$1,700,000	3/20/15	2.57%	2.930% quarterly	$22,401	—	$22,401
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	25,000,000	6/20/12	— %	0.720% quarterly	144,370	—	144,370
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,100,000	9/20/12	0.35%	6.100% quarterly	777,841	—	777,841
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	9,100,000	9/20/12	0.35%	6.000% quarterly	764,316	—	764,316
RBS Greenwich (Countrywide Home Loans Inc., 4.000%, due 3/22/11)	10,000,000	9/20/12	0.35%	2.750% quarterly	356,879	—	356,879

Total	$54,900,000				$2,065,807	—	$2,065,807

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Banc of America Securities LLC (Home Depot Inc., 3.750%, due 9/15/09)	$2,740,000	12/20/13	0.635% quarterly	$(21,274)	—	$(21,274)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12 )	4,400,000	12/20/15	0.730% monthly	22,271	—	22,271
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	4,120,000	12/20/16	1.040% quarterly	317,729	—	317,729
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	3,410,000	3/20/13	1.050% monthly	117,627	—	117,627
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	2,750,000	12/20/15	1.130% quarterly	(19,334)	—	(19,334)
Barclays Capital Inc. (AmerisourceBergen Corp., 5.625%, due 9/15/12)	3,520,000	9/20/12	0.500% quarterly	(10,379)	—	(10,379)
Barclays Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	3,550,000	6/20/12	0.630% quarterly	(20,125)	—	(20,125)
Barclays Capital Inc. (Motorola Inc., 6.500%, due 9/1/25)	5,600,000	12/20/11	0.320% quarterly	(4,396)	—	(4,396)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	3,050,000	9/20/15	0.900% quarterly	(9,700)	—	(9,700)
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	3,320,000	9/20/13	0.750% quarterly	52,147	—	52,147

Notes to Schedule of Investments (unaudited) (continued)

Credit Suisse First Boston Inc. (Southwest Airlines Co., 5.250%, due 10/1/14)	2,420,000	3/20/17	0.690% quarterly	104,801	—	104,801
Credit Suisse First Boston Inc. (Waste Management Inc., 7.375%, due 8/1/10)	3,290,000	3/20/14	0.490% quarterly	2,223	—	2,223
Deutsche Bank AG (Autozone Inc., 6.950%, due 6/15/16)	5,620,000	6/20/16	0.580% quarterly	84,538	—	84,538
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	4,120,000	3/20/17	0.890% quarterly	123,668	—	123,668
JP Morgan Chase & Co. (Bell South Corp., 6.000%, due 10/15/11)	4,270,000	9/20/14	0.280% quarterly	(238)	—	(238)
Morgan Stanley & Co. Inc. (Viacom Inc., 6.250%, due 4/30/16)	5,460,000	3/20/12	0.360% quarterly	(9,487)	—	(9,487)
Morgan Stanley & Co. Inc. (Weyerhaeuser Co. Note, 7.125%, due 7/15/23)	2,750,000	3/20/12	0.740% quarterly	(11,305)	—	(11,305)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	4,250,000	3/20/16	0.480% monthly	24,607	—	24,607
RBS Greenwich (Washington Mutual 2005-AR11, 1-Month LIBOR + 120 bp, due 8/25/45)	447,374	8/25/45	2.550% monthly	440,815 [5]	—	440,815 *

Total	$69,087,374			$1,184,188	—	$1,184,188

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Banc of America Securities LLC (PrimeX.FRM.1)	$9,984,065	7/25/36	4.420% monthly	$1,042,978	$916,292	$126,686
Credit Suisse First Boston Inc. (CMBX.NA.AM.2)	3,300,000	3/15/49	0.500% monthly	(229,625)	(272,250)	42,625
Deutsche Bank AG (CMBX.NA.AM.2)	2,300,000	3/15/49	0.500% monthly	(160,042)	(134,312)	(25,730)
Goldman Sachs Group Inc. (CDX HY 9)	10,000,000	12/20/12	5.440% quarterly	826,979	—	826,979
Goldman Sachs Group Inc. (CDX HY 9)	4,360,000	12/20/12	2.000% quarterly	100,373	—	100,373
Goldman Sachs Group Inc. (CDX HY 9)	17,580,000	12/20/12	1.800% quarterly	343,719	—	343,719
JP Morgan Securities Inc. (CMBX.NA.AM.2)	3,900,000	3/15/49	0.500% monthly	(271,375)	(227,745)	(43,630)
JP Morgan Securities Inc. (CMBX.NA.AM.3)	3,900,000	12/13/49	0.500% monthly	(345,280)	(305,311)	(39,969)
Merrill Lynch & Co. Inc. (CDX HY 9)	4,580,000	12/20/12	2.300% quarterly	129,273	—	129,273
Merrill Lynch & Co. Inc. (CDX HY 9)	4,650,000	12/20/12	2.000% quarterly	107,049	—	107,049

Total	$64,554,065			$1,544,049	$(23,326)	$1,567,375

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	$2,730,000	12/13/49	0.080% monthly	$129,106	$124,039	$5,067
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% monthly	2,021,250	2,021,263	(13)
Credit Suisse First Boston Inc. (CMBX NA AM 4)	7,900,000	2/17/51	0.500% monthly	812,976	746,198	66,778
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	1,770,000	12/13/49	0.080% monthly	83,707	81,494	2,213
Goldman Sachs Group Inc. (CMBX 4 2007-2 AJ)	10,000,000	2/17/51	0.960% monthly	2,041,667	2,041,682	(15)
Merrill Lynch & Co. Inc. (CMBX 4 2007-2 AJ)	9,900,000	2/17/51	0.960% monthly	2,021,250	2,021,263	(13)
Morgan Stanley & Co. Inc. (CMBX NA AM 1 Index)	3,300,000	10/12/52	0.500% monthly	127,875	173,102	(45,227)

Total	$45,500,000			$7,237,831	$7,209,041	$28,790

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

Barclays Capital Inc.	$5,691,764	1/12/40	1-month LIBOR	IOS.FN30.500.09	—	$71,760
Barclays Capital Inc.	5,650,363	1/12/40	1-month LIBOR	IOS.FN30.400.09	—	31,170
JPMorgan Securities Inc.	1,220,000	1/1/12	TRX-CMBS	TRX-CMBS Reset	—	(8,974)

Notes to Schedule of Investments (unaudited) (continued)

Morgan Stanley & Co. Inc.	2,440,000	1/1/12	TRX-CMBS	TRX-CMBS Reset	—	(17,948)
Morgan Stanley & Co. Inc.	1,340,000	1/1/12	TRX-CMBS	TRX-CMBS Reset	—	(9,857)
Morgan Stanley & Co. Inc.	3,139,091	1/12/40	1-month LIBOR	IOS.FN30.400.09	—	17,316

Total	$19,481,218				—	$83,467

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$3,267,854	($1,038,848)	$3,577,042	($15,670,116)	($11,556,150)	($21,456,997)
Credit Contracts	—	—	—	—	11,995,096	12,031,875

Total	$3,267,854	($1,038,848)	$3,577,042	($15,670,116)	$438,946	($9,425,122)

During the period ended March 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$4,233,095
Written options	17,303,064
Futures contracts (to buy)	549,500,323
Futures contracts (to sell)	225,534,710

Notes to Schedule of Investments (unaudited) (continued)

Average notional balance
Interest rate swap contracts	$228,840,000
Credit default swap contracts (to buy protection)	136,646,691
Credit default swap contracts (to sell protection)	125,392,030
Total return swap contracts	28,282,580

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	May 24, 2011